Exhibit 10.4
EXECUTION VERSION

AMENDMENT TO TERM CREDIT AGREEMENT
AMENDMENT dated as of November 3, 2017 (this “Amendment”), to the Term Credit Agreement dated as of November 22, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MYLAN N.V., a public limited liability company (naamloze vennootschap) incorporated and existing under the laws of the Netherlands, with its corporate seat (statutaire zetel) in Amsterdam, the Netherlands and registered with the Dutch chamber of commerce under number 61036137 (the “Borrower”), certain Affiliates and Subsidiaries of the Borrower from time to time party thereto as Guarantors, each Lender from time to time party thereto (the “Lenders”) and GOLDMAN SACHS BANK USA, as Administrative Agent (the “Agent”).
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective pursuant to Section 6 hereof, refer to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.
SECTION 2    . Amendment to Credit Agreement. Subject to Section 6 hereof, Section 6.07 of the Credit Agreement is hereby amended and restated as follows:
“Financial Covenant. Commencing with the first fiscal quarter ending after the Closing Date, the Borrower will not permit the Consolidated Leverage Ratio on the last day of the fiscal quarter set forth below to be greater than the ratio set forth opposite such date:

Fiscal Quarter End	Consolidated Leverage Ratio
December 31, 2016	3.75:1.00
March 31, 2017	3.75:1.00
June 30, 2017	3.75:1.00
September 30, 2017	4.25:1.00
December 31, 2017	4.25:1.00
March 31, 2018	4.25:1.00
June 30, 2018	4.25:1.00
September 30, 2018	4.25:1.00
December 31, 2018	4.25:1.00
March 31, 2019 and the last day of each fiscal quarter ending thereafter	3.75:1.00

; provided that in lieu of the foregoing, for any such date occurring after a Qualified Acquisition, on or prior to the last day of the third full fiscal quarter of the Borrower after the consummation of such Qualified Acquisition, the Borrower will not permit the Consolidated Leverage Ratio as of such date to exceed 4.25 to 1.00.”
SECTION 3    . Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement (other than Sections 3.04(b) and 3.06) will be true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment Effective Date (as defined below) (as if each reference therein to a “Loan Document” included a reference to this Amendment), except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing immediately prior to giving effect to this Amendment (provided that for the purposes of making this representation and warranty (i) the maximum Consolidated Leverage Ratio as of September 30, 2017 shall be deemed to be 4.25:1.00 and (ii) section 3.05(b) of the Credit Agreement shall be subject to the matters set forth in the Schedule hereto) and no Default or Event of Default will result from the execution, delivery and effectiveness of this Amendment.
SECTION 4    .    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).
SECTION 5    . Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 6    . Effectiveness. (a) This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) when the Agent shall have received (i) from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof and (ii) the fees previously agreed with the Borrower.
(b)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any Guarantor or any other party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Article VIII and section 9.03 of the Credit Agreement shall apply to the Agent’s role and responsibility in connection with this Amendment to the same extent as the Administrative Agent under the Credit Agreement.
(c)    Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MYLAN N.V., as Borrower
By:	/s/ John Miraglia
	Name:	John Miraglia
	Title:	Treasurer

MYLAN INC., as Guarantor
By:	/s/ John Miraglia
	Name:	John Miraglia
	Title:	Treasurer

[Amendment to Term Credit Agreement — Signature Page]

GOLDMAN SACHS BANK USA, individually as a Lender and as Administrative Agent

By:	/s/ Elizabeth Fischer
	Name:	Elizabeth Fischer
	Title:	Authorized Signatory

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A.
Lender Name

By:_/s/ Yinghua Zhang______________________
Name:     Yinghua Zhang
Title:    Director

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Lender Name

By:	/s/ Jaime Johnson
	Name:	Jaime Johnson
	Title:	Director

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

BNP PARIBAS
Lender Name

By:	/s/ Michael R. Hoffman
	Name:	Michael R. Hoffman
	Title:	Director

For Lenders that require an additional signature:

By:	/s/ Todd Grossnickle
	Name:	Todd Grossnickle
	Title:	Director

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

CITIBANK, N.A.
Lender Name

By:	/s/ Patricia Guerra Heh
	Name:	Patricia Guerra Heh
	Title:	Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

Commerzbank AG, New York Branch
Lender Name

By:	/s/ Matthew Ward
	Name:	Matthew Ward
	Title:	Director

For Lenders that require an additional signature:

By:	/s/ Pedro Bell
	Name:	Pedro Bell
	Title:	Director

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

DANSKE BANK A/S
Lender Name

By:	/s/ P. Madhavan
	Name:	P. Madhavan
	Title:	Director

For Lenders that require an additional signature:

By:	/s/ S. Smith
	Name:	S. Smith
	Title:	Director

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

DEUTSCHE BANK AG NEW YORK BRANCH
Lender Name

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Director

For Lenders that require an additional signature:

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

DNB Capital LLC
Lender Name

By:	/s/ Phillip F. Kurpiewski
	Name:	Phillip F. Kurpiewski
	Title:	Senior Vice President

For Lenders that require an additional signature:

By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	First Vice President

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

ING Bank, a Branch of ING-DiBa AG
Lender Name

By:	/s/ Wouter Jansen
	Name:	Wouter Jansen
	Title:	Director

For Lenders that require an additional signature:

By:	/s/ Olga Boroyikov
	Name:	Olga Boroyikov
	Title:	Vice President

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

JPMorgan Chase Bank, N.A.
Lender Name

By:	/s/ Deborah R. Winkler
	Name:	Deborah R. Winkler
	Title:	Executive Director

For Lenders that require an additional signature:

By:
Name:
Title:

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

Mizuho Bank, Ltd.
Lender Name

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

For Lenders that require an additional signature:

By:
Name:
Title:

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

MORGAN STANLEY BANK, N.A.
Lender Name

By:	/s/ Alice Lee
	Name:	Alice Lee
	Title:	Authorized Signatory

For Lenders that require an additional signature:

By:
Name:
Title:

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

PNC Bank, National Association
Lender Name

By:	/s/ David B. Keith
	Name:	David B. Keith
	Title:	Senior Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Amendment to Term Credit Agreement — Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 22, 2016, AMONG MYLAN N.V., THE GUARANTORS FROM TIME TO TIME PARTY THERETO, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND GOLDMAN SACHS BANK USA, AS ADMINISTRATIVE AGENT

Skandinaviska Enskilda Banken AB (publ)
Lender Name

By:	/s/ Penny Neville-Park
	Name:	Penny Neville-Park
	Title:	Authorised Signatory

For Lenders that require an additional signature:

By:	/s/ Simon Hickman
	Name:	Simon Hickman
	Title:	Authorised Signatory

[Amendment to Term Credit Agreement — Signature Page]